UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2009
Nissan Auto Receivables Corporation II
(Exact name of Depositor as specified in its charter)
Nissan Auto Receivables 2009-A Owner Trust
(Exact name of Issuing Entity as specified in its charter)

Delaware	333-138931-06	36-7511309

(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 725-1121
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-10.1
EX-10.2
EX-10.3

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.
     On March 25, 2009 (the “Closing Date”), Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of the Closing Date (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On the Closing Date, Nissan Auto Receivables 2009-A Owner Trust (the “Issuing Entity”), a Delaware statutory trust established by a Trust Agreement dated as of January 23, 2009, as amended and restated by an Amended and Restated Trust Agreement dated as of March 13, 2009, as further amended and restated by a Second Amended and Restated Trust Agreement dated as of the Closing Date (the “Second Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Sale and Servicing Agreement, dated as of the Closing Date (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Issuing Entity. Also on the Closing Date, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). Also on the Closing Date, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,369,522,000 were sold to Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., Greenwich Capital Markets, Inc., HSBC Securities (USA) Inc. and SG Americas Securities, LLC (together, the “Underwriters”) pursuant to an Underwriting Agreement, dated as of March 19, 2009, by and among NARC II, NMAC and Banc of America Securities LLC, on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-138931).
     Attached as Exhibit 4.1 is the Indenture, as Exhibit 4.2 is the Second Amended and Restated Trust Agreement, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement and as Exhibit 10.3 is the Administration Agreement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits
     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of March 25, 2009, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.2	Second Amended and Restated Trust Agreement, dated as of March 25, 2009, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 10.1	Purchase Agreement, dated as of March 25, 2009, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, dated as of March 25, 2009, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 10.3	Administration Agreement, dated as of March 25, 2009, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II
By:	/s/ Rakesh Kochhar
	Name:	Rakesh Kochhar
	Title:	Treasurer
Date: March 27, 2009

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of March 25, 2009, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.2	Second Amended and Restated Trust Agreement, dated as of March 25, 2009, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 10.1	Purchase Agreement, dated as of March 25, 2009, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, dated as of March 25, 2009, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 10.3	Administration Agreement, dated as of March 25, 2009, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.